                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
   OF 1934 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 9, 2008

                                  ALDEROX, INC.
             (Exact name of registrant as specified in its charter)


          Colorado                                        58-2222646
--------------------------------------------------------------------------------
(State or other jurisdiction of               (IRS Employer Identification No.)
       incorporation)

                                    000-26017
                          ---------------------------
                            (Commission File Number)

940 Calle Amanecer Suite E
San Clemente, California                                                   92673
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (949) 542-7440



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Alderox, Inc. ("we", "us" or the "Company") files this report on Form 8-K to report the following:


ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On October 9, 2008, the Company concluded, after consultation with its independent registered public accounting firm and review of the pertinent facts, that the previously issued financial statements contained in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2007 (the "2007 Form 10-KSB") and the Quarterly Report on Form 10-QSB for the quarter ended September 30, 2007 (the "Form 10-QSB") should not be relied upon due to an error in those financial statements related to the accounting for a beneficial conversion feature ("BCF") on its convertible debt recorded during the quarter ended June 30, 2007.

During the course of the financial statement audit for the year ended June 30, 2008, the Company identified an accounting error involving the beginning balance of a BCF amount recorded for Canvasback Company Ltd. against additional paid in capital that was addressed by the Company during the quarter ended September 30, 2007 in a manner that is not consistent with the guidance provided under Statement of Financial Accounting Standards ("SFAS") No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). Specifically, during the quarter ended September 30, 2007, the Company identified that Canvasback's debt balance at June 30, 2007 was understated by approximately $1.7 million with corresponding equity overstated by approximately $1.4 million with the remainder of $.3 million offset to interest expense. To correct this accounting error, the Company, based on guidance from its independent registered accounting firm at the time, determined it was appropriate to record the correcting adjustment in the quarter ended September 30, 2007 rather than restating the 2007 Form 10-KSB. After further evaluation of this matter and discussion with the Company's present independent registered accounting firm, the Company now believes that the adjustment recorded during the quarter ended September 30, 2007 was not consistent with guidance under SFAS 154 and should have been corrected in the prior fiscal year as of and ended June 30, 2007.

Therefore, the Company will restate the financial statements for the year ended June 30, 2007 to record the adjustment in the proper period. Similarly, the financial statements for the quarter ended September 30, 2007 will be restated to reverse the adjustment recorded in that period. The Company expects these restated financial statements to be included, respectively, in amendments to the 2007 Form 10-KSB and Form 10-QSB for the quarter ended September 30, 2007 in the near future.

The Company notes that the correction is a non-cash adjustment which was recorded in the wrong reporting period. Financial statements filed with the SEC subsequent to September 30, 2007 are properly stated.

The Company management has discussed with the Company's independent registered public accounting firm the matters disclosed in this filing pursuant to this
Item 4.02.

Due to the need to make adjustments to the financial statements contained in the 2007 Form 10-KSB, the Company's Form 10-KSB for the year ended June 30, 2008 (the "2008 Form 10-KSB") was not timely filed. The Company plans to file its 2008 Form 10-KSB in the near future.

ITEM 8.01 OTHER EVENTS

Our discussion under Item 1.01 of this Current Report is hereby incorporated by this reference.


SIGNATURES:

Pursuant to the requirement of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alderox, Inc.

By: /s/ Michael Davies
    ------------------------------
    Michael Davies, CEO

Dated: October 16, 2008